TRANSAMERICA FUNDS
Supplement dated June 20, 2008 to the Class I Prospectus dated March 1, 2008, as supplemented through April 30, 2008
The following information supplements and amends certain disclosure throughout the Prospectus:
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Class I shares of the funds in this prospectus are currently primarily offered for investment in certain affiliated funds of funds (also referred to as “strategic asset allocation funds”). Shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.
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The following information is added to the end of the section titled “Other Distribution or Service Arrangements” in “Section B — Shareholder Information” on page 208 to supplement and amend the Prospectus:
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. These payments do not result in increased fund expenses and are not reflected in the fees and expenses tables included in the prospectus. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
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Investors Should Retain this Supplement for Future Reference